Exhibit 99.3

FORCEFIELD ENERGY INC AND ESCO ENERGY SERVICES COMPANY
Unaudited Pro Forma Consolidated Balance Sheets
September 30, 2014

	ForceField	ESCO Energy
	Energy	Services Co.	Adjustment(s)		Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$511,156	$183,461	$(135,805	) (a)(f)	$558,812
Accounts and contracts receivable, net	2,202,461	2,428,593	-		4,631,054
Costs and estimated earnings in excess of billings on uncompleted contracts	-	1,021,021	-		1,021,021
Inventory, net	627,914	-	-		627,914
Deferred tax assets, net	13,804	-	-		13,804
Prepaid expenses and other current assets	624,847	48,023	-		672,870
Total current assets	3,980,182	3,681,098	(135,805)		7,525,475
Property and equipment, net	34,637	145,045	-		179,682
Goodwill	3,860,054	-	12,245,903	(a)(b)(e)	16,105,957
Intangible assets, net	3,483,825	-	-		3,483,825
Other assets	110,964	5,182	-		116,146
Total assets	$11,469,662	$3,831,325	$12,110,098		$27,411,085
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$1,643,982	$1,090,977	$425,000	(a)	$3,159,959
Billings in excess of costs and estimated earnings on uncompleted contracts	-	133,248	-		133,248
Line of credit	-	1,470,805	(1,470,805	) (c)	-
Loans payable, current portion	130,000	12,653	-		142,653
Convertible debentures, current portion	100,000	-	-		100,000
Purchase consideration payable -- working capital adjustment	240,684	-	-		240,684
Senior, secured promissory notes, current portion net of loan discounts	979,594	-	2,075,000	(a)(f)	3,054,594
Related party payable	-	475,000	-		475,000
Income taxes payable	28,887	3,781	-		32,668
Total current liabilities	3,123,147	3,186,464	1,029,195		7,338,806
Loans payable	-	13,494	-		13,494
Convertible debentures, net of loan discounts	2,501,557	-	-		2,501,557
Earnout liability	1,186,000	-	5,000,000	(b)	6,186,000
Senior, secured promissory notes, net of loan discounts	-	-	2,075,000	(a)	2,075,000
Deferred tax liabilities, net	377,334	-	-		377,334
Other noncurrent liabilities	45,355	-	425,000	(a)	470,355
Total liabilities	7,233,393	3,199,958	8,529,195		18,962,546
Commitments and contingencies	-	-	-		-
Equity:
ForceField Energy Inc. stockholders' equity:
Common stock	18,013	1,000	(246	) (a)(d)(f)	18,767
Common stock held in treasury, at cost	(1,166,071)	-	-		(1,166,071)
Additional paid-in capital	21,545,551	3,094,898	1,116,618	(a)(d)(f)	25,757,067
Accumulated deficit	(16,230,032)	(2,464,531)	2,464,531	(d)	(16,230,032)
Accumulated other comprehensive income	17,932	-	-		17,932
Total ForceField Energy Inc. stockholders' equity	4,185,393	631,367	3,580,903		8,397,663
Noncontrolling interests	50,876	-	-		50,876
Total equity	4,236,269	631,367	3,580,903		8,448,539
Total liabilities and equity	$11,469,662	$3,831,325	$12,110,098		$27,411,085

(a) To record the purchase of ESCO Energy Service Company ("ESCO").  As consideration, ForceField Energy Inc. ("Company") agreed to (i) pay $1,000,000 in cash; (ii) issue 454,545 unregistered shares of the Company's common stock (at a per share price of a $6.33); (iii) issue two secured promissory notes for an aggregate of $3,150,000 in senior, secured promissory notes delivered to the former stockholder of ESCO, and (iv) pay the Company’s employees that received Employee Shares an aggregate amount of $850,000 (of which $425,000 is payable upon the maturity of the $2.075 million note, and the remaining $425,000 is payable upon the maturity of the $1.075 million note).

(b) To record a liability for the full effect of contingent additional purchase consideration, as defined in the Share Exchange Agreement dated October 17, 2014. The determination of the earnout liability is preliminary and subject to change upon completion of an independent valuation study.
(c) To record repayment of ESCO's line of credit as agreed at the time of the transaction's closing.
(d) To adjust the pre-acquisition equity of ESCO.
(e) The determination of goodwill is preliminary and subject to change in accordance with FASB ASC Topic 850, Business Combinations upon completion of an independent valuation study. Separately identifiable intangible assets may be determined to exist that may require amortization expense to be recognized in future periods.

(f) To record debt and equity financing obtained to effectuate the transaction. ForceField issued a $1,000,000 unsecured promissory note and received gross proceeds of $1,335,000 from the sale of 137,000 shares of common stock and exercise of 162,500 common stock purchase warrants.

FORCEFIELD ENERGY INC AND ESCO ENERGY SERVICES COMPANY

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss
For the Nine Months Ended September 30, 2014

	ForceField	ESCO Energy
	Energy (a)	Services Co.	Adjustment(s)		Consolidated

Revenue	$4,563,015	$7,707,459	$-		$12,270,474
Cost of revenue	3,258,014	5,147,780	-		8,405,794
Gross margin	1,305,001	2,559,679	-		3,864,680
Operating expenses:
Depreciation and amortization	255,990	22,252	-		278,242
Selling and marketing	535,882	32,693	-		568,575
General and administrative	2,150,527	1,696,796	-		3,847,323
Professional fees	585,658	114,954	-		700,612
Total operating expenses	3,528,057	1,866,695	-		5,394,752
Income (loss) from operations	(2,223,056)	692,984	-		(1,530,072)
Other income (expense)
Interest expense, net	(174,878)	(40,771)	(157,436	) (b)(c)	(373,085)
Total other income (expense)	(174,878)	(40,771)	(157,436)		(373,085)
Income (loss) before income taxes	(2,397,934)	652,213	(157,436)		(1,903,157)
Provision for income taxes (benefit)	(3,771)	116	-		(3,655)
Net income (loss)	(2,394,163)	652,097	(157,436)		(1,899,502)
Less: Accretion of preferred stock	31,054	-	-		31,054
Less: Net income (loss) attributable to noncontrolling interests	(47,136)	-	-		(47,136)
Net income (loss) attributable to ForceField Energy Inc. stockholders	$(2,378,081)	$652,097	$(157,436)		$(1,883,420)

Basic and diluted earnings (loss) per common share attributable to ForceField Energy Inc. stockholders:
Net loss attributable to ForceField Energy Inc. stockholders	$(0.15)				$(0.11)

Weighted-average number of common shares outstanding:
Basic and diluted	16,201,792		754,045		16,955,837

Comprehensive loss:
Net income (loss)	$(2,394,163)	$652,097	$(157,436)		$(1,899,502)
Foreign curreny translation adjustment	(2,366)	-	-		(2,366)
Comprehensive income (loss)	(2,396,529)	652,097	(157,436)		(1,901,868)
Comprehensive income (loss) attributable to noncontrolling interests	(47,136)	-	-		(47,136)
Comprehensive income (loss) attributable to ForceField Energy Inc. stockholders	$(2,349,393)	$652,097	$(157,436)		$(1,854,732)

(a) Represents the combined total of the Registrant's sucessor (January 1 through April 25, 2014) and predecessor (April 26, 2014 through September 30, 2014) periods for the nine months ended September 30, 2014.

(b) To record interest expense related to the aggregate $3,150,000 in senior, secured promissory notes issued to the former stockholder of ESCO Energy Services Company.
(c) To record interest expense related to the $1,000,000 unsecured promissory notes issued to to raise proceeds towards the transaction's closing.

FORCEFIELD ENERGY INC AND ESCO ENERGY SERVICES COMPANY
Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Income
For the Year Ended December 31, 2013

	ForceField	ESCO Energy
	Energy (a)	Services Co.	Adjustment(s)		Consolidated

Revenue	$7,123,458	$6,630,893	$-		$13,754,351
Cost of revenue	4,197,958	4,527,750	-		8,725,708
Gross margin	2,925,500	2,103,143	-		5,028,643
Operating expenses:
Depreciation and amortization	10,207	18,515	-		28,722
Selling and marketing	735,071	32,671	-		767,742
General and administrative	1,590,610	1,664,416	-		3,255,026
Professional fees	26,365	112,031	-		138,396
Total operating expenses	2,362,253	1,827,633	-		4,189,886
Income (loss) from continuing operations before other income (expense) and income taxes	563,247	275,510	-		838,757
Other income (expense)
Interest expense, net	10,893	(35,736)	(209,915	) (b)(c)	(234,758)
Total other income (expense)	10,893	(35,736)	(209,915)		(234,758)
Income (loss) from continuing operations before income taxes	574,140	239,774	(209,915)		603,999
Provision for income taxes (benefit)	237,134	(1,587)	-		235,547
Net income (loss)	337,006	241,361	(209,915)		368,452
Less: Accretion of preferred stock	139,436	-	-		139,436
Net income (loss) attributable to ForceField Energy Inc. stockholders	$197,570	$241,361	$(209,915)		$229,016

Basic earnings per common share attributable to ForceField Energy Inc. stockholders:
Net income attributable to ForceField Energy Inc. stockholders	$0.01				$0.01

Diluted earnings per common share attributable to ForceField Energy Inc. stockholders:
Net income attributable to ForceField Energy Inc. stockholders	$0.01				$0.01

Weighted-average number of common shares outstanding:
Basic	16,291,566		754,045		17,045,611
Diluted	16,913,665		754,045		17,667,710

Comprehensive income:
Net income (loss)	$337,006	$241,361	$(209,915)		$368,452
Foreign curreny translation adjustment	-	-	-		-
Comprehensive income (loss)	337,006	241,361	(209,915)		368,452
Comprehensive income (loss) attributable to ForceField Energy Inc. stockholders	$337,006	$241,361	$(209,915)		$368,452

(a) Represents the Registrant's predecessor (January 1 through December 31, 2014) period for the year ended December 31, 2013.
(b) To record interest expense related to the aggregate $3,150,000 in senior, secured promissory notes issued to the former stockholder of ESCO Energy Services Company.
(c) To record interest expense related to the $1,000,000 unsecured promissory notes issued to to raise proceeds towards the transaction's closing.